UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

December 12, 2011

Date of Report (Date of earliest event reported)

JAZZ PHARMACEUTICALS, INC.

(Exact name of Registrant as specified in its charter)

Delaware	001-33500	05-0563787
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)

3180 Porter Drive, Palo Alto, California 94304

(Address of principal executive offices, including zip code)

(650) 496-3777

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 12, 2011, at a special meeting (the “Special Meeting) of the stockholders of Jazz Pharmaceuticals, Inc. (the “Company”), the Company’s stockholders approved the Jazz Pharmaceuticals, Inc. 2011 Equity Incentive Plan (the “2011 Plan”) and the amendment and restatement of the Jazz Pharmaceuticals, Inc. 2007 Employee Stock Purchase Plan (as amended and restated, the “Restated ESPP”).

The 2011 Plan and Restated ESPP had been previously approved, subject to stockholder approval, by the Board of Directors of the Company. The 2011 Plan and Restated ESPP will each become effective immediately prior to the effective time of the merger (the “Merger”) contemplated by that certain Agreement and Plan of Merger and Reorganization, dated as of September 19, 2011, by and among the Company, Azur Pharma Limited (subsequently re-registered as Azur Pharma Public Limited Company) (“Azur Pharma”), Jaguar Merger Sub Inc., a Delaware corporation and wholly owned subsidiary of Azur Pharma, and Seamus Mulligan, solely in his capacity as the representative for the Azur Pharma security holders (the “Merger Agreement”). Prior to the completion of the Merger, Azur Pharma will complete a reorganization and will be renamed Jazz Pharmaceuticals plc (Azur Pharma, following completion of the reorganization, is referred to as “New Jazz”). If the Merger is completed, New Jazz will assume the 2011 Plan and Restated ESPP at the effective time of the Merger and the shares of the Company’s common stock available for grant under the 2011 Plan and Restated ESPP would convert into an equal number of ordinary shares of New Jazz (“New Jazz Ordinary Shares”). Neither the 2011 Plan nor the Restated ESPP will become effective if the Merger does not occur.

The 2011 Plan provides for the grant of stock options, stock appreciation rights, restricted stock awards, restricted stock unit awards, other stock awards, and performance awards that may be settled in cash, shares, or other property to the employees of New Jazz (or a parent or subsidiary company). Assuming the Merger is consummated, the total number of New Jazz Ordinary Shares that will be authorized for issuance under the 2011 Plan will be 5,000,000 shares, plus any shares subject to outstanding stock awards granted under the Company’s 2003 Equity Incentive Plan or 2007 Equity Incentive Plan that expire, terminate or are forfeited or, subject to applicable law, repurchased at the original issuance price, or are reacquired or withheld (or not issued) to satisfy a tax withholding obligation in connection with an award. In addition, assuming the Merger is consummated, the share reserve will automatically increase on January 1 of each year for a period of ten years, starting on January 1, 2013 and continuing through January 1, 2022, by the least of (a) 4.5% of the total number of New Jazz Ordinary Shares outstanding on December 31 of the preceding calendar year, (b) 5,000,000 New Jazz Ordinary Shares, or (c) such lesser number of New Jazz Ordinary Shares as determined by the New Jazz board of directors. In the event the 2011 Plan becomes effective, the New Jazz board of directors may suspend or terminate the 2011 Plan at any time.

The Restated ESPP is intended to qualify as an “employee stock purchase plan” within the meaning of section 423 of the Internal Revenue Code. The Restated ESPP provides a means by which eligible employees may purchase New Jazz Ordinary Shares through payroll deductions. Generally, each regular employee (including officers) employed by New Jazz (or a parent or subsidiary company if the New Jazz board of directors designates such company as eligible to participate) will be eligible to participate in offerings under the Restated ESPP, assuming the Merger is consummated. Assuming the Merger is consummated, the total number of New Jazz Ordinary Shares that will be available for future purchases at the time the Restated ESPP becomes effective will be 560,000 New Jazz Ordinary Shares, plus the number of shares remaining available for issuance in the share reserve of the Company’s 2007 Employee Stock Purchase Plan (the “ESPP”) as of immediately prior to the effective time of the Merger. In addition, under the Restated ESPP, the automatic increase provision of the ESPP has been modified and extended such that, if the Merger is consummated, an automatic increase will occur under the Restated ESPP on January 1 of each year for a period of ten years, starting on January 1, 2013 and continuing through

January 1, 2022, by the least of (a) 1.5% of the total number of New Jazz Ordinary Shares outstanding on December 31 of the preceding calendar year, (b) 1,000,000 New Jazz Ordinary Shares, or (c) such lesser number of New Jazz Ordinary Shares as determined by the New Jazz board of directors. Unless terminated earlier, the Restated ESPP, if it becomes effective, will terminate when all the New Jazz Ordinary Shares reserved for issuance under the Restated ESPP, as increased and/or adjusted from time to time, have been issued.

More complete descriptions of the material terms of the 2011 Plan and Restated ESPP are set forth in the Company’s definitive proxy statement for the Special Meeting filed with the U.S. Securities and Exchange Commission on November 10, 2011 (the “Proxy Statement”). Those summaries and the foregoing descriptions are qualified in their entirety by reference to the texts of the 2011 Plan and Restated ESPP, which are filed as Annexes J and K to the Proxy Statement.

Item 5.07. Submission of Matters to a Vote of Security Holders.

On December 12, 2011, the Company held the Special Meeting at the Company’s offices located at 3180 Porter Drive, Palo Alto, California 94304. At the Special Meeting, the Company’s stockholders voted on five proposals, each of which is described in more detail in the Proxy Statement. The results of the matters presented at the Special Meeting, based on the presence in person or by proxy of holders of 35,987,058 shares of the 42,157,349 shares of Common Stock of the Company entitled to vote, were as follows:

Proposal 1 was to adopt the Merger Agreement and to approve the Merger. This proposal was approved as follows:

For	Against	Abstain	Broker Non-Vote
35,935,843	32,884	18,331	0

Proposal 2 was to approve, on an advisory basis, certain compensatory arrangements between the Company and its named executive officers related to the Merger, as described in the Proxy Statement. This proposal was approved as follows:

For	Against	Abstain	Broker Non-Vote
26,365,217	9,506,997	114,844	0

Proposal 3 was to approve the 2011 Plan. This proposal was approved as follows:

For	Against	Abstain	Broker Non-Vote
21,575,308	14,300,884	110,866	0

Proposal 4 was to approve the amendment and restatement of the Jazz Pharmaceuticals, Inc. 2007 Employee Stock Purchase Plan. This proposal was approved as follows:

For	Against	Abstain	Broker Non-Vote
30,002,928	5,870,433	113,697	0

Proposal 5 was to approve the creation or increase of “distributable reserves” of New Jazz, as described in the Proxy Statement. This proposal was approved as follows:

For	Against	Abstain	Broker Non-Vote
35,948,524	28,679	9,855	0

In connection with the Special Meeting, the Company also solicited proxies with respect to a proposal to adjourn the Special Meeting, if necessary, to solicit additional proxies if there were not sufficient votes at the time of the Special Meeting to adopt the Merger Agreement and approve the Merger (the “Adjournment Proposal”). The Adjournment Proposal, which was unnecessary in light of the attendance at the Special Meeting and the approval of the adoption of the Merger Agreement and the approval of the Merger by the Company’s stockholders as indicated above, was not submitted to the Company’s stockholders for approval at the Special Meeting.

Item 8.01. Other Events.

Assuming satisfaction or waiver of all closing conditions, the Company continues to expect the closing of the Merger will take place in January 2012.

Forward Looking Statements

This Current Report on Form 8-K contains forward-looking statements, including, but not limited to, statements about the anticipated consummation of the Merger and the timing thereof, and other statements that are not historical facts. These forward-looking statements are based on the Company’s current expectations and inherently involve significant risks and uncertainties. Actual results and the timing of events could differ materially from those anticipated in such forward looking statements as a result of these risks and uncertainties, which include, without limitation, risks related to the Company’s ability to complete the Merger on the proposed terms and schedule, including risks and uncertainties related to the satisfaction of the closing conditions related to the Merger. There can be no assurance that the Company will be able to complete the Merger on the anticipated terms and schedule, or at all. Additional risks and uncertainties relating to the Company and its business can be found under the caption “Risk Factors” and elsewhere in the Company’s SEC filings and reports, including in its Quarterly Report on Form 10-Q for the quarter ended September 30, 2011, which are available at the SEC’s web site http://www.sec.gov. The Company undertakes no duty or obligation to update any forward-looking statements contained in this Current Report on Form 8-K as a result of new information, future events or changes in its expectations.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JAZZ PHARMACEUTICALS, INC.

By:	/s/ Carol A. Gamble
Name: Carol A. Gamble
Title: Senior Vice President and General Counsel

Date: December 12, 2011